Exhibit 99.1

Illinois Basin Opportunity

Some of the statements contained in this document may be deemed to be forward-looking in nature, outlining future expectations or anticipated operating results or financial conditions. Such forward- looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results or conditions to differ materially from the information expressed or implied by these forward-looking statements. Some of the factors that could cause actual results or conditions to differ materially from our expectations, include, but are not limited to: (a) our inability to generate sufficient income or obtain sufficient financing or draws under our advancing term credit agreement to fund our operations or future drilling plans, (b) our inability to retain our acreage rights at our projects, at the expiration of our lease agreements, due to insufficient CBM production, or for other reasons; (c) our failure to accurately forecast CBM production, (d) displacement of our CBM operations by coal-mining operations, which have superior rights in most of our acreage, (e) our failure to accurately forecast the number of wells that we can drill, (f) a decline in the prices that we receive for our CBM production, (g) our failure to accurately forecast operating and capital expenditures and capital needs due to rising costs or different drilling or production conditions in the field, (h) our inability to attract or retain qualified personnel with the requisite CBM or other experience, and (i) unexpected economic and market conditions, in the general economy or the market for natural gas. We caution readers not to place undue reliance on these forward-looking statements. Forward-Looking Statements BPG Corporate Information

BPI Energy, Inc. ("BPI") has retained Tristone Capital (U.S.A.), Inc. ("Tristone") exclusively to provide financial and transaction advisory services for a corporate merger or sale process or other strategic transaction BPI Energy is a growing natural gas company focused on coalbed methane development in the Illinois Basin The Company has assembled a strong operational and technical team with extensive large scale CBM production experience BPI owns and is the operator on 531,000 net acres in the Illinois Basin 100% working interests with control of all core properties/projects and gathering systems Most recent quarter 1/31/08 average sales 701 MCFED with current sales of ^ 760 MCFED 16.3 BCFE Proved Reserves - 01/01/08 BPI Internal reserve report $28.4 MM unrisked proved PV10 (Based on NYMEX forward pricing at 02/15/08) Opportunity Overview

Company Overview American Stock Exchange listing: BPG $19.1MM* Market Cap 73.6MM* shares outstanding 132,266* average daily volume (3 months) Management and directors own 11% Balance sheet $11.5MM of debt and $2.6MM of cash at 1/31/08 $1.7MM cash balance as of 3/10/08 * As of 03/14/08 Net Reserves and Present Value (PV 10 ) - Total Summary BPI Internal Reserve Report 1/1/2008 (1) Reserve Category Gas (MMCF) Net Capex ($MM) PV 10 ($MM) Proved PV 10 % PDP 10,765 $0.3 $24.7 87% PDNP 1,337 1.8 1.7 6% PUD 4,246 7.1 1.9 7% Total Proved 16,348 $9.2 $28.4 100% (1) Updated using NYMEX forward strip at 02/15/08 - 2008-2012 average prices: $8.27/mcf

Black Warrior 20 Tcf Why Illinois Basin CBM? Significant resource potential (OGIP estimates of 21 TCF - Warlick International; North American Unconventional Natural Gas Report 2006) Two commercially successful CBM fields in the basin with Jericho producing ^ 1,500 MCFED and Delta producing ^ 760 MCFED Underexplored for gas Consuming markets are in need of repeatable and long-lived gas supplies Strong natural gas pricing Well established infrastructure Availability of oil service providers and lower relative drilling and completion costs Fewer environmental hurdles Attractive economics Low F&D costs

Illinois Basin – Underexploited Resource


Wind River 6 Tcf
Greater Green River 314 Tcf
Powder River 39 Tcf
Forest City / Cherokee 7 Tcf
Northern Appalachian 61 Tcf
Uinta 10 Tcf
Piceance 99 Tcf
San Juan 84 Tcf
Raton 10 Tcf
Illinois 21 Tcf
Central Appalachian 5 Tcf
Black Warrior 20 Tcf

- ~ 60,000 square miles, or the size of approximately ten San Juan Basins
- Estimated 21 TCF of total CBM gas in place - one of the largest untapped U.S. CBM basins outside of the Rocky Mountains
- Large energy consuming markets: approximately 9.9 million households and 1.7 million Commercial/industrial users
- Excellent infrastructure: The Illinois Basin is a crossroads for interstate and intrastate pipelines

6

Illinois Basin – Geologic Footprint

High Volatile B and C Bituminous Coal — most desirous coal can be found in as many as 9 discrete zones

Optimal Coal Quality


Powder River
Illinois
San Juan
Raton
Central Appalachian
Lignite
Sub-Bituminous
Bituminous
Anthracite


Illinois Basin Penn. Coals
Average 500 ft. depth
Shelburn
Carbondale
Tradewater
Danville
Herrin
Springfield
Houchin Creek
Colchester
Dekoven
Mt. Rorah
Murphysboro
Willis

Source: www.isgs.us

7

Source: Netherland Sewell & Associates & BPI Illinois Basin - A Significant CBM Province Coal Basin or Deposit Coal Rank Typical Depth (feet) Typical Net Coal (feet) Typical Gas Content (SCF/ton) Typical Well Spacing (acres) In-situ Density (g/cm3) Avg. Well Production (Mcfd) Illinois Hvb/c 500 22 78 80 1.35 40-80 San Juan Hvb 2,500 70 430 320 1.54 2,000-5,000 Black Warrior Mvb 3,000 25 350 80 1.4 100 Central Appalachian Mvb 2,000 16 n/a 80 n/a 120 Piceance Hvb 5,500 80 768 40 1.35 140 Powder River Sb 1,000 75 30 40-80 1.34 100-750 Uinta Hvb 3,400 24 400 160 1.54 690 Arkoma Hvb 2,200 6 250 n/a n/a 50 Raton Hvb 2,200 25 400 160 1.50 300

Well Economics Typical Illinois Basin Well Typical Well Economics Investment: $201 M NPV (10%): $232 M Internal Rate of Return: ~37 % EUR: 208 MMCF Gas Price: $7.00/MMBTU Based on 160-acre spacing Months

Delta Project

Delta Project - Producing Acreage 10,000 acres (100% WI, 92% NRI) 127 producing wells, 2 SWDs, 2 POWs Processing capacity of 1.5 MMcf/d Multiple producing horizons 95 Wells Drilled, Completed & Tied- In as of 7/31/07 30 Wells Drilled, Completed & Tied- In as of 12/10/07 6 Wells Drilled, Completed & Tied-In as of 1/10/08 48 Remaining Locations Net Reserves and Present Value (PV 10 ) - Total Summary BPI Internal Reserve Report 1/1/2008 (1) Reserve Category Gas (MMCF) Net Capex ($MM) PV 10 ($MM) Proved PV 10 % PDP 10,765 $0.3 $24.7 87% PDNP 1,337 1.8 1.7 6% PUD 4,246 7.1 1.9 7% Total Proved 16,348 $9.2 $28.4 100% (1) Updated using NYMEX forward strip at 02/15/08 - 2008-2012 average prices: $8.27/mcf

Delta Production Gas Water Wells Gas Rate (Mcfd) / Well Count Water Rate (Bwpd) Pipeline Shut-in NRU Start-up New Compressor 0 100 200 300 400 500 600 700 800 900 1,000 6/1/2004 8/1/2004 10/1/2004 12/1/2004 2/1/2005 4/1/2005 6/1/2005 8/1/2005 10/1/2005 12/1/2005 2/1/2006 4/1/2006 6/1/2006 8/1/2006 10/1/2006 12/1/2006 2/1/2007 4/1/2007 6/1/2007 8/1/2007 10/1/2007 12/1/2007 2/1/2008 0 800 1,600 2,400 3,200 4,000 4,800 5,600 6,400 7,200 8,000

Delta Field Performance Forecast based on Internal BPI Reserve Report Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec AVG. Production (MCF) 19,382 20,688 21,514 22,414 25,509 25,083 28,063 28,098 30,249 30,743 33,179 34,191 33,798 35,630 35,136 36,974 28,791 Daily Production (MCFPD) 646 667 717 723 823 896 905 937 976 1,025 1,070 1,103 1,127 1,149 1,171 1,193 947 NYMEX HH ($/MMBTU) 5.30 $ 6.27 $ 7.09 $ 7.03 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.32 $ Differential (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) Revenues 97,892 $ 124,531 $ 147,253 $ 151,949 $ 188,767 $ 185,614 $ 207,666 $ 207,925 $ 223,843 $ 227,498 $ 245,525 $ 253,013 $ 250,105 $ 263,662 $ 260,006 $ 273,608 $ 203,634 $ Operating Costs 60,508 80,644 115,718 96,834 106,672 109,968 112,328 111,183 113,676 113,974 116,298 115,857 113,963 114,782 113,625 113,625 106,853 Operating Cash Flow 37,383 $ 43,888 $ 31,534 $ 55,115 $ 82,095 $ 75,646 $ 95,338 $ 96,742 $ 110,167 $ 113,524 $ 129,227 $ 137,156 $ 136,142 $ 148,880 $ 146,381 $ 159,983 $ 96,781 $ ACTUALS 2007 FORECAST 2008 Delta Field Lease Operating Statement - Historical vs. Projected $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Netback Opex Historical $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Operating Cash Flow Historical

Delta Field Forecast Forecast based on Internal BPI Reserve Report Net Production - Total Summary Unrisked 0 500 1,000 1,500 2,000 2,500 3,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 PDP PDNP PUD Forecast Actual Net Production (MCFEPD) Assumptions Operating Costs Fixed $575/Well/Mo Variable $0.40/MCF Variable Water Cost $0.15/BBL Drilling & Completion Costs $180m / Well Completions $45m/Frac Fracs / well 2-3 Remaining Locations 48 EUR Per Well 125 MMCFE BTU Adjustment 975 MMBTU Pricing Differential -$0.25/MMBTU Disposal Well Costs $220m / Well # Wells Per SWD (zero additional anticipated) Up to 90 Economic Assumptions - Delta Field

Eastern Illinois Basin



Jericho
BPI Acreage
Hi. Vol. C
Hi. Vol. B
High Gas Saturation Fairway
HERRIN SUBCROP
Delta

Eastern Illinois Basin vs. Western Basin

- Thicker coals
- Improved gas saturation
- Permeabilities being studied
- 19,000 acres under lease/option and still acquiring
- 2,000,000 potential acres in main fairway
- 10 Prospects
- Looking for Jericho field (1,500 MCFPD) analogs
- Recent acreage transaction at $30+/acre

15

Type Curve Comparison Delta Well Peak Rate: 19 MCFPD Yrs to Peak: 5 EUR: 125 MMCF Eastern Basin Well Peak Rate: 53 MCFPD Yrs to Peak: 1.6 EUR: 208 MMCF 2 thickest coals in Delta field are mined out but exist in Eastern Basin Improved gas saturation in Eastern Basin Higher Permeability

Eastern Illinois Basin Assumptions Net Acreage 19,000 Core Wells 2 Pilot Wells 1 Development wells 119 EUR Per Well 208 MMCF Development Well Cost ($M) $201 Peak Rate 52 MCFEPD Time to Peak 2 years Single well payout 2.6 years PV10 per well ($M) $232 Core to Pilot 6 mos. Pilot to development 12 mos. Operating Costs Fixed $575/well/month Variable Gas $0.40/MCF Variable Water $0.15/BBL Key Assumptions

Eastern Basin Pro-Forma Performance * Assumes 19,000 acre field development with 160 acre spacing Mo. 1 Mo. 2 Mo. 3 Mo. 4 Mo. 5 Mo. 6 Mo. 7 Mo. 8 Mo. 9 Mo. 10 Mo. 11 Mo. 12 Mo. 13 Mo. 14 Mo. 15 Mo. 16 AVG. Production (MCF) 1,132 3,472 5,832 10,790 13,235 16,748 20,054 22,687 26,899 29,357 34,689 40,530 42,008 52,708 57,411 66,167 27,732 Daily Production (MCFPD) 37 114 192 355 435 551 660 746 885 966 1,141 1,333 1,382 1,734 1,889 2,177 912 NYMEX HH ($/MMBTU) 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 7.65 $ 8.32 $ 8.32 $ 8.32 $ 8.32 $ 7.82 $ Differential (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) (0.25) Revenues 8,373 $ 25,693 $ 43,157 $ 79,846 $ 97,939 $ 123,935 $ 148,400 $ 167,884 $ 199,053 $ 217,242 $ 256,699 $ 299,922 $ 339,005 $ 425,354 $ 463,307 $ 533,968 $ 209,865 $ Operating Costs 6,512 10,516 14,177 16,892 20,457 24,806 28,897 32,386 37,061 40,270 46,764 54,786 59,190 70,367 77,052 86,608 39,171 Operating Cash Flow 1,861 $ 15,177 $ 28,980 $ 62,954 $ 77,482 $ 99,129 $ 119,503 $ 135,498 $ 161,992 $ 176,972 $ 209,935 $ 245,136 $ 279,815 $ 354,987 $ 386,255 $ 447,360 $ 170,694 $ Typical Eastern Basin Field Lease Operating Statement* YEAR 1 YEAR 2 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Mo. 1 Mo. 2 Mo. 3 Mo. 4 Mo. 5 Mo. 6 Mo. 7 Mo. 8 Mo. 9 Mo. 10 Mo. 11 Mo. 12 Mo. 13 Mo. 14 Mo. 15 Mo. 16 Netback Opex $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Mo. 1 Mo. 2 Mo. 3 Mo. 4 Mo. 5 Mo. 6 Mo. 7 Mo. 8 Mo. 9 Mo. 10 Mo. 11 Mo. 12 Mo. 13 Mo. 14 Mo. 15 Mo. 16 Operating Cash Flow

Undeveloped Acreage Overview Northern Illinois Basin Largely unevaluated acreage block with high potential Two 10-well pilot programs conducted in 2006-2007 with results currently being evaluated Western Illinois Basin Four test wells currently being evaluated Northern Project 366,000 acres Western Project 136,000 acres Results to date have not warranted further work 502,000 Total Undeveloped Acres 722 BCFE of unrisked "POSS"

Income Statement - FYE 7/31 ($ in 000's, except per share data) 2006A 2007A 1H 2008A Oil & Gas Revenues 1,126 $ 1,204 $ 756 $ Other Revenues - - - Total Revenues 1,126 1,204 756 LOE - Recurring 971 1,164 714 LOE - Nonrecurring - 444 - G&A 5,199 6,592 2,732 Stock Based Compensation 1,377 1,646 671 EBITDA (6,420) (8,642) (3,361) DD&A 570 829 348 Ceiling Write-Down - 11,722 - Operating Income (6,990) (21,194) (3,709) Interest (Income) (941) (564) (131) Interest Expense 22 12 32 Other Expense (Income) 2,764 - (18) Net Income (Loss) (8,836) $ (20,641) $ (3,592) $ Cash Flow (6,889) $ (6,444) $ (2,573) $ Historical and Projected Income Statement

Balance Sheet - FYE 7/31 Historical and Current Balance Sheet ($ in 000's, except per share data) 2005A 2006A 2007A Q2 08 Current Assets Cash 7,252 $ 19,279 $ 11,292 $ 2,578 $ Other 58 270 2,642 1,556 Total Current Assets 7,310 19,549 13,934 4,134 Net PP&E 15,110 29,241 26,189 33,199 Restricted Cash 100 100 100 100 Other 1,008 161 220 168 Total Assets 23,528 $ 49,052 $ 40,443 $ 37,601 $ Current Liabilities Accounts Payable 2,144 $ 1,492 $ 1,371 $ 1,126 $ Other 74 790 1,503 537 Total Current Liabilities 2,218 2,282 2,874 1,663 Gas Rock Debt - - 9,088 10,959 Other Long Term Debt 508 75 48 38 Other Long-Term Liabilities - 71 114 172 Total Liabilities 2,725 2,428 12,124 12,832 Shareholder Equity Common Stock 34,666 67,946 67,946 67,946 APIC 4,494 5,871 7,608 8,250 Accumulated Deficit (18,357) (27,194) (47,835) (51,427) Total SE 20,802 46,624 27,719 24,769 Total Liabilities and SE 23,528 $ 49,052 $ 39,843 $ 37,601 $

Recent CBM Transactions Notable CBM Transactions 2006-2007 Date Buyer Seller Reserve Value $MM $/MCFE $/MCFED Proved Reserves BCFE Daily Production MCFEPD R/P Basin Nov-07 Quest Resources Corporation Pinnacle Gas Resources Inc 96 $ 3.71 $ 9,897 $ 25.9 9,700 8 Powder River Sep-07 Penn Virginia Corporation Undisclosed 43 2.27 15,452 18.8 2,765 17 Arkoma Jun-07 Constellation Energy Partners LLC Newfield Exploration Company 128 2.84 12,800 45.0 10,000 12 Cherokee Jun-07 Pioneer Natural Resources Company Petrogulf Corporation 202 2.13 20,500 95.0 9,859 26 Raton May-07 Constellation Energy Partners LLC AMVEST Corporation 240 2.58 15,000 93.0 16,000 16 Cherokee Oct-06 Constellation Energy Partners LLC EnergyQuest LLC 115 2.35 14,557 49.0 7,900 17 Cherokee Aug-06 Storm Cat Energy Corporation Bill Barrett Corporation 24 2.34 10,217 10.2 2,339 9 Powder River Average 121 $ 2.60 $ 14,060 $ 48.1 8,366 15

World Class Team

BPI ENERGY

Management Team

Jim Azlein, President & CEO
- Carried BPI from concept to exploration to development phase
- 20 years of international project development and management experience

Jim Craddock, COO
- Over 25 years of industry experience
- Formerly Chief Engineer at Burlington Resources
- Involved in developing Burlington's Farmington, New Mexico CBM
- Led the team that grew the Fruitland CBM Project to 400 MMcf/d

Randy Elkins, Acting CFO & Controller
- CPA (inactive) with more than 15 years experience in accounting and auditing
- Formerly with Ernst & Young LLP
- Well versed in audits of SEC public companies and M&A

Randy Oestreich, VP of Field Operations
- 28 years with Halliburton
- Member of Halliburton's CBM Solutions Team
- Worked on the Southern Illinois Basin Project since its inception

Dan Anderson, Director of Properties
- More than 25 years of oil and gas and land experience
- Experience in the Illinois Basin, including CBM leasing agreements
- Extensive experience in the workings of land title and registrar offices

Technical Team

Michael Dawson, Senior Geological Advisor
- 26 years with Burlington Resources
- 29 years of oil and gas experience
- Involved with Burlington's Fruitland CBM play
- Designed and implemented a comprehensive Pictured Cliffs Sandstone reservoir optimization program (San Juan Basin)

Brad Sutton, Senior Staff Engineer
- Formerly with Energen Resources
- 9 years of experience
- Experience in CBM development in the San Juan and Powder River Basins

Kelly Sutton, Senior Staff Engineer
- Formerly with Energen Resources
- 7 years of experience
- Extensive CBM expertise and reservoir modeling experience

23